Exhibit 10.22(C)

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Third Amendment”) is made as of this 17th day of April, 2015 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), and ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State and Value Lighting, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, reference is made to the Lender’s April 14, 2015 correspondence to the Borrower Agent (the “ROR Letter”) pursuant to which, among other things, the Lender advised the Borrowers of the existence and continuation of certain Events of Default (the “Stated Events of Default”), and as a result thereof and in accordance with its rights under the Loan Agreement, implemented the Default Rate; and

WHEREAS, the Obligors and the Lender have agreed to enter into this Third Amendment to address the matters set forth in the ROR Letter.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Stated Events of Default. The Lender hereby agrees to waive the Stated Events of Default. The waiver of the Stated Events of Default is a one-time waiver only, and shall not be deemed to constitute an agreement by the Lender to waive any future breach of provisions of the Loan Agreement. Further, nothing contained herein shall be deemed to constitute a waiver of any other Event of Default, which may exist as of the date hereof.

3. Default Rate. Interest accruing at the Default Rate is hereby waived retroactively from April 13, 2015; provided, however, the Lender reserves the right to implement the Default Rate in the future in accordance with its rights under the Loan Agreement.

4. April Overadvance. The Lender acknowledges and agrees that upon the effectiveness of this Third Amendment, the April Overadvance (as defined in the ROR Letter) shall have been eliminated.

5. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The following definitions as contained in Section 1.1 of the Loan Agreement (Definitions) are hereby amended as follows:

(i)	The definition of “Borrowing Base” is hereby deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a) the Revolver Commitment; or

(b) the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) the lesser of (A) 70% of the Value of Eligible Inventory; or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory; plus

(iii) 100% of the Pledged Cash Collateral; minus

(iv) the Availability Reserve.”

(ii)	The definition of “Guarantors” is hereby amended by inserting the following sentence at the end thereof:

“As of the Third Amendment Effective Date, the Pledgor is a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

(iii)	The definition of “Obligors” is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, the Pledgor is not an Obligor.”

(iv)	The definition of “Security Documents” is hereby amended by inserting the following sentence at the end thereof:

“For avoidance of doubt, the Cash Collateral Pledge Agreement and the Guaranty executed by the Pledgor constitute Security Documents.”

(b)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

(i)	“Cash Collateral Pledge Agreement: that certain pledge agreement executed and delivered by the Pledgor in favor of Lender, pursuant to which Pledgor grants to Lender a Lien on the Pledged Cash Collateral held by such Pledgor, as security for the Obligations.”

(ii)	“Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash and other assets more particularly described in the Cash Collateral Pledge Agreement and which shall be under the sole dominion and control of the Lender.”

(iii)	“Pledgor: means Robert V. LaPenta”

(iv)	“Post-Third Amendment Obligations: has the meaning given that term in the Third Amendment.”

(v)	“Third Amendment: means that certain Third Amendment to Loan and Security Agreement dated as of Third Amendment Effective Date, by and among the Obligors and the Lender.”

(vi)	“Third Amendment Effective Date: means April 17, 2015.”

(c)	Section 7.6 (Further Assurances; Extent of Lien) is hereby amended by inserting the following provision at the end thereof as a new paragraph:

“Borrower Agent has advised Lender that Borrowers intend to retain one (1) of the following four (4) financial consultants: (i) Stuart W. Noyes of Winter Harbor, LLC, (ii) Howard Gross of Richter Consulting, (iii) Harvey Mason, Jr. of Capstone Partners LLC, or (iv) Philip J. Gund of M. Marotta Gund & Dzera, LLC (the “Financial Consultant”) as Borrowers’ business and financial consultant with respect to Borrowers’ business operation by no later than May 1, 2015. Borrowers covenant and agree that Borrowers shall engage the Financial Consultant by no later than said date and shall continue to retain Financial Consultant, or such other financial consultant acceptable to Lender in Lender’s sole and exclusive discretion, so long as this Agreement is in effect or until December 31, 2015, provided that no Event of Default shall have occurred and be continuing. In connection with the foregoing, Borrowers:

(i)	Shall provide the Lender with evidence of the retention of the Financial Consultant by no later than May 1, 2015;

(ii)	Hereby authorize Lender to communicate directly with Financial Consultant regarding all matters relating to the services to be rendered by Financial Consultant to Borrowers, including, without limitation, to discuss all financial reports, business information, findings and recommendations of Financial Consultant;

(iii)	Hereby authorize and direct Financial Consultant to communicate directly with Lender regarding all matters relating to the services to be rendered by Financial Consultant to Borrowers, including, without limitation, to discuss all financial reports, business information, and all findings, and recommendations of Financial Consultant; and

(iv)	Hereby authorize and direct Financial Consultant to provide Lender with copies of all final reports (and supporting documentation if requested by Lender) and other material information prepared or reviewed by Financial Consultant, and Borrowers covenant and agree that Lender may rely on any information provided by Financial Consultant as if provided directly by Borrowers.”

6. Post-Third Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than thirty (30) days after the Third Amendment Effective Date (collectively the “Post-Third Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Third Amendment Obligations shall constitute an Event of Default under the Loan Agreement:

(a)	Evidence that (i) the Debt of All Around in favor of Prosperity Bank f/k/a First Victoria National Bank (“Prosperity”), which Debt does not constitute Permitted Debt has been repaid in full, and (ii) the related Lien of Prosperity against the Property of All Around, which Lien does not constitute a Permitted Lien, has been terminated by Prosperity (or Borrower and/or its agents have been given permission to terminate said Lien);

(b)	Evidence that the Debt of All Around in favor of Crestron Electronics, Inc. (“Crestron”), which Debt does not constitute Permitted Debt has been repaid in full;

(c)	Evidence of the perfection of the Lender’s first priority Lien upon the Deposit Accounts of All Around maintained at (1) Prosperity and (2) First National Bank of Eagle Lake; and

(d)

Copies of policies or certificates of insurance for the insurance policies carried by All Around and Break One, including endorsements (i) showing Lender as lender’s loss payee or additional insured as its interests may appear; (ii) requiring thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.

7. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that except for the Stated Events of Default, no other Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received the Guaranty, the Cash Collateral Pledge Agreement and the Pledged Cash Collateral from the Pledgor.

11. Miscellaneous.

(a)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment, which attorneys’ fees and expenses are $16,704.00, plus $30,209.83 in outstanding prior amounts due in connection with this loan facility.

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(c)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(e)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LUMIFICIENT CORPORATION

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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TRI-STATE LED DE, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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GUARANTORS:

SEESMART, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SENTINEL SYSTEM, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

BREAK ONE NINE, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President